Business combinations and capital reorganization (Details Textuals 1)	Aug. 03, 2022 BRL (R$) R$ / shares
Alpha
Disclosure of detailed information about business combination [line items]
Average quoted market price per share	R$ 7.09
Exchange rate of Brazilian Central Bank	1.00 to R$5.28
Fair value per share of earn out shares	R$ 5.75	[1]
Exchange rate of Brazilian Central Bank 1	1.00 to R$5.28	[1]
Semantix Tecnologia
Disclosure of detailed information about business combination [line items]
Exchange ratio	1 : 37.747
Non cash expense | R$	R$ 215,570

[1]	The fair value of Alpha Earn-Out Shares (note 6 (ii)) was estimated to be $5.75 per share based on Monte Carlo simulation in a risk-neutral framework, and foreign exchange rate reported by the Brazilian Central Bank of $1.00 to R$5.28.